UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 13, 2010
CARIBOU COFFEE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-51535	41-1731219
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

3900 Lakebreeze Avenue, North, Brooklyn Center, MN		55429
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 763-592-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of Caribou Coffee Company, Inc.(“the Company”) held on May 13, 2010, the shareholders elected nine directors nominated by the Board of Directors to serve until the 2011 Annual Meeting of Shareholders and ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 2, 2011.
The table below shows the results of the shareholders’ votes:

		Votes	Votes		Broker
	Votes for	against	withheld	Abstentions	non-votes
Election of directors:
Kip R. Caffey	13,932,916		242,572		2,630,324
Michael J. Coles	13,925,457		250,031		2,630,324
Wallace B. Doolin	13,926,017		249,471		2,630,324
Gary A. Graves	13,934,266		241,222		2,630,324
Charles L. Griffith	14,049,490		125,998		2,630,324
Charles H. Ogburn	14,065,280		110,208		2,630,324
Sarah Palisi Chapin	14,061,723		113,765		2,630,324
Philip H. Sanford	14,083,712		91,776		2,630,324
Michael J. Tattersfield	14,072,228		103,260		2,630,324

Ratification of independent registered public accounting firm	16,736,255	33,831		35,726

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, hereunto duly authorized.
Date: May 13, 2010

CARIBOU COFFEE COMPANY, INC.
By:	/s/ Dan E. Lee
Dan E. Lee
Senior Vice President, General Counsel and Secretary